UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2018

ANVIA HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-55673	81-3416105
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

1125 E. Broadway, Suite 770

Glendale, California 91250

(Address of principal executive offices)

(323) 713-3244

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On November 29, 2018 Anvia Holdings Corporation (the “Company”) acquired all of the issued and outstanding common shares from the shareholders of Xamerg Pty Ltd., an Australian vocational education institution operating under the name Eagle Academy (the “Eagle Academy”), in accordance with a Share Sale and Purchase Agreement (the “Acquisition Agreement”) executed by the parties thereto. The Company purchased the shares of Eagle Academy for AU$1,300,000, to be paid over the next thirty days (the “Completion Date”). Furthermore, the Company has chosen to accept payment from the seller (or reduction in the purchase price) in the amount of AU$300,000 in regard to unused retained tuition, and agent commissions. The exact amount of such transfers will be recalculated at the Completion Date. The Company will also be taking over the guarantor responsibilities relating to the Eagle Academy’s leases on its four locations. In order to maintain the continuity of management during the transition of ownership the existing director of the Eagle Academy has agreed to remain in his current position for one year pursuant to an employment agreement between him and the Company.

The foregoing description of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the document, which is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On November 30, 2018, Anvia issued a press release announcing the acquisition of Xamerg Pty Ltd., an Australian vocational education institute operation under the name “Eagle Academy”. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing of Basic’s under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

(d) Exhibits

Exhibit No.	Description
10.1	Share Sale and Purchase Agreement dated November 29, 2018 between the Company and Xamerg Pty Ltd.
99.1	Press Release issued November 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANVIA HOLDINGS CORPORATION

Dated: November 30, 2018	By:	/s/ Ali Kasa
Ali Kasa President